                                 EXHIBIT 3(i)

                          ARTICLES OF INCORPORATION,
                                  AS AMENDED

                             STATE OF MISSISSIPPI


                             [SHIELD APPEARS HERE]

                         OFFICE OF SECRETARY OF STATE
                                    JACKSON


                         CERTIFICATE OF INCORPORATION

                                      OF

                           CITIZENS HOLDING COMPANY

        The undersigned, as Secretary of State of the State of Mississippi, hereby certifies that duplicate originals of Articles of Incorporation for the above named corporation duly signed and verified pursuant to the provisions of the Mississippi Business Corporation Act, have been received in this office and are found to conform to law.

        ACCORDINGLY the undersigned, as such Secretary of State, and by virtue of the authority vested in him by law, hereby issues this CERTIFICATE OF INCORPORATION, and attaches hereto a duplicate original of the Articles of Incorporation.



[SEAL                                   Given under my hand and Seal of Office,
APPEARS                                 this the 16th day of February 1982.
[HERE]


                                            /s/     EDWIN LLOYD PITTMAN
                                            -----------------------------------
                                                    SECRETARY OF STATE

                                   EXHIBIT A

                           ARTICLES OF INCORPORATION

                                      OF

                           CITIZENS HOLDING COMPANY


        We, the undersigned persons of the age of twenty-one years or more, acting as incorporators of a corporation under the Mississippi Business Corporation Act, adopt the following Articles of Incorporation for such corporation:

        FIRST: The name of the corporation is Citizens Holding Company.

        SECOND: The period of its duration is ninety-nine (99) years.

        THIRD: The specific purpose or purposes for which the corporation is organized stated in general terms are:


        Primarily, to purchase, own and hold the stock of other corporations, and to do every act and thing covered generally by the denomination "holding corporation" or "holding company," and especially to direct the operations of other corporations through the ownership of stock therein; to purchase, subscribe for, acquire, own, hold, sell, exchange, assign, transfer, create security interest in, pledge or otherwise dispose of shares of the capital stock, or any bonds, notes, securities or evidences of indebtedness created by any other corporation or corporations organized under the laws of this state or any other state or district or country, nation or government and also bonds or evidences of indebtedness of the United States or any other state, district, territory, dependency or country or subdivision or municipality thereof; to issue in exchange therefor shares of the capital stock, bonds, notes or other obligations of the corporation and while the owner thereof to exercise all the rights, powers and privileges of ownership including the right to vote on any shares of stock; to promote, lend money to and guarantee the bonds, notes, evidences of indebtedness, contracts or other obligations of, and otherwise aid in any manner which shall be lawful, any corporation or association of which any bonds, stocks or other securities or evidences of indebtedness shall be held by or for this corporation, or in which, or in the welfare of which, this corporation shall have any interest, and to do any acts and things permitted by law and designed to protect, preserve, improve or enhance the value of any such bonds, stocks or other securities or evidences of indebtedness or the property of this corporation.

        And, to engage in such activities or businesses as may from time to time be permitted by State or Federal statutes, regulations or authorities, including, but not limited to, the business of acting as agent or broker for insurance companies in soliciting and receiving application for any and all types of insurance, collecting premiums and doing such other business as may be delegated to agents or brokers by such insurance companies and to conduct an insurance agency and insurance brokerage business.

        To do any and all things and exercise any and all powers, rights and privileges which the corporation may now or hereafter be authorized to do under the Mississippi Business Corporation Act.



                                           This page conforms with the duplicate
                                        original filed with Secretary of State.

                                        /s/  EDWIN LLOYD PITTMAN

                                                           Secretary of State
                                                           State of Mississippi

        FOURTH: The aggregate number of shares which the corporation shall have authority to issue is 150,000 of the par value of Five Dollars ($5.00) each.

        FIFTH: The corporation will not commence business until consideration of the value of at least $1,000 has been received for the issuance of shares.

        SIXTH: The post office address of its initial registered office is 521 Main Street, P.O. Box 209, Philadelphia, Mississippi 39350, and the name of its initial registered agent at such address is Steve Webb.

        SEVENTH: The number of directors constituting the initial board of directors of the corporation, which must not be less than three (3), is nine (9) and the names and addresses of the persons who are to serve as directors until the first annual meeting of shareholders or until their successors are elected and shall qualify are:


    NAME                        STREET AND POST OFFICE ADDRESS

D. Allan King                   P.O. Box 209, 514 Rose,
                                Philadelphia, MS 39350

Herman Alford                   P.O. Box 96, 313 West Beech,
                                Philadelphia, MS 39350

W.W. Dungan                     P.O. Box 647, 502 Church,
                                Philadelphia, MS 39350

Norman A. Johnson, Jr.          P.O. Box 209, 506 Peebles
                                Philadelphia, MS 39350

George R. Mars                  P.O. Box 184, Woodland Hills,
                                Philadelphia, MS 39350

William M. Mars                 P.O. Box 96, 517 Holland Ave.,
                                Philadelphia, MS 39350

Willis R. McKee                 Route 1, Box 75,
                                Philadelphia, MS 39350

Steve Webb                      P.O. Box 209, 534 Poplar Ave.,
                                Philadelphia, MS 39350

W.G. Yates, Sr.                 P.O. Box 54, 450 Pecan Ave.,
                                Philadelphia, MS 39350


        EIGHTH: The name and post office address of each incorporator is:


    NAME                        STREET AND POST OFFICE ADDRESS

D. Allan King                   P.O. Box 209, 514 Rose,
                                Philadelphia, MS 39350

Steve Webb                      P.O. Box 209, 534 Poplar Ave.,
                                Philadelphia, MS 39350

DATED:  February 15, 1982                       /s/  D. ALLAN KING
                                         --------------------------------------
                                         D. Allan King, Incorporator


                                                /s/  STEVE WEBB
                                         --------------------------------------
                                         Steve Webb, Incorporator



                                           This page conforms with the duplicate
                                        original filed with Secretary of State.

                                        /s/  EDWIN LLOYD PITTMAN

                                                           Secretary of State
                                                           State of Mississippi

                                ACKNOWLEDGMENT

STATE OF MISSISSIPPI

COUNTY OF HINDS

        This day personally appeared before me, the undersigned authority within and for the aforesaid jurisdiction, D. Allan King and Steve Webb, incorporators of the corporation known as the Citizens Holding Company who acknowledged that they signed and executed the above and foregoing Articles of Incorporation as their act and deed on this the 15th day of February, 1982.


                                            /S/ DEBRA MITCHELL
                                            --------------------------
                                            Notary Public

My Commission Expires:

My Commission Expires Jan. 18, 1984
-----------------------------------

(NOTARY SEAL)



                                           This page conforms with the duplicate
                                        original filed with Secretary of State.

                                        /s/  EDWIN LLOYD PITTMAN

                                                           Secretary of State
                                                           State of Mississippi

STATE OF MISSISSIPPI

NESHOBA COUNTY

        I, Bobby G. Posey, Chancery Clerk and Ex-officio Recorder in and for said State and County, hereby certify that the foregoing instrument was filed for record at 2:20 o'clock P.M. on the 18th day of February, 1982 and duly recorded in Charter of Incorporation Book A-130 Pages 281-284, each inclusive of the records of this office.

        Given under my hand and seal of office, this the 18th day of February, 1982.

                                        /s/ BOBBY G. POSEY    Clerk
                                        ------------------

                                        By: /s/ M. Croswell   D.C.
                                        -------------------

                             STATE OF MISSISSIPPI


                             [SHIELD APPEARS HERE]

                         OFFICE OF SECRETARY OF STATE
                                    JACKSON


                            CERTIFICATE OF AMENDMENT

                                      OF

                           CITIZENS HOLDING COMPANY

        The undersigned, as Secretary of State of the State of Mississippi, hereby certifies that duplicate originals of Articles of Amendment to the Articles of Incorporation of the above corporation duly signed and verified pursuant to the provisions of the Mississippi Business Corporation Act, have been received in this office and are found to conform to law.

        ACCORDINGLY the undersigned, as such Secretary of State, and by virtue of the authority vested in him by law, hereby issues this Certificate of Amendment to the Articles of Incorporation and attaches hereto a duplicate original of the Articles of Amendment.



[SEAL                                   Given under my hand and Seal of Office,
APPEARS                                 this the 30th day of April 1982.
[HERE]


                                            /s/     EDWIN LLOYD PITTMAN
                                            -----------------------------------
                                                    SECRETARY OF STATE.

                         (TO BE EXECUTED IN DUPLICATE)

                             ARTICLES OF AMENDMENT

                                    TO THE

                           ARTICLES OF INCORPORATION

                                      OF

                           CITIZENS HOLDING COMPANY


        Pursuant to the provisions of Section 61 of the Mississippi Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

        FIRST: The name of this corporation is Citizens Holding Company.

        SECOND: The following amendment of the Articles of Incorporation was adopted by the shareholders of the corporation on April 28, 1982, in the manner prescribed by the Mississippi Business Corporation Act:

        The Articles of Incorporation are amended to add the following ARTICLE
NINTH:

        NINTH: If any person, firm, or corporation, (herein referred to as the Tender Offeror) or any person, firm, or corporation controlling the Tender Offeror, controlled by the Tender Offeror, or under common control with the Tender Offeror, or any group of which the Tender Offeror or any of the foregoing persons, firms, or corporations are members, or any other group controlling the Tender Offeror, controlled by the Tender Offeror, or under common control with the Tender Offeror owns of record, or owns beneficially, directly or indirectly, more than 10% of any class of equity voting security of this Corporation with the Tender Offeror, then any merger or consolidation of this corporation with the Tender Offeror, or any sale, lease, or exchange of substantially all of the assets of this Corporation or of the Tender Offeror to the other may not be effected under the laws of Mississippi unless a meeting of the shareholders of this Corporation is held to vote thereon and the votes of the holders of voting securities of this Company representing not less than 80% of the votes entitled to vote thereon, vote in favor thereof. As used herein, the term group includes persons, firms, and corporations acting in concert, whether or not as a formal group, and the term equity security means any share or similar security; or any security convertible, with or without consideration, into such a security, or carrying any warrant to subscribe to or purchase such a security; or any such warrant or right. The foregoing provision is to require a greater vote of shareholders than is required by Mississippi Code of 1972
Section 79-3-145 (dealing with mergers and consolidations) and Section 79-3-157 (dealing with sales, mortgages, etc. of assets outside the ordinary course of business) and the provisions of this Article NINTH shall not be amended, changed or repealed without a similar 80% vote of the voting securities in this Corporation, which is a greater vote than required by Mississippi Code of 1972
Section 79-3-117 (dealing with amendments to these Articles of Incorporation).

                                           This page conforms with the duplicate
                                        original filed with Secretary of State.

                                        /s/  EDWIN LLOYD PITTMAN

                                                           Secretary of State
                                                           State of Mississippi

        THIRD: The number of shares of the corporation outstanding at the time of such adoption was Two Hundred (200); and the number of shares entitled to vote thereon was Two Hundred (200).

        FOURTH: The designation and number of outstanding shares of each class entitled to vote thereon as a class were as follows:

                Class                                  Number of Shares


                Common                                       200



        FIFTH: The number of shares voted for such amendment was 200; and the number of shares voted against such amendment was -0-.

        SIXTH: The number of shares of each class entitled to vote thereon as a class voted for and against such amendment, respectively was:

                                                    Number of Shares Voted

                Class                                  For       Against

                Common                                 200         -0-

        SEVENTH: The manner, if not set forth in such amendment, in which any exchange, reclassification, or cancellation of issued shares provided for in the amendment shall be effected, is as follows:

        No Change



                                           This page conforms with the duplicate
                                        original filed with Secretary of State.

                                        /s/  EDWIN LLOYD PITTMAN

                                                           Secretary of State
                                                           State of Mississippi

        EIGHTH: The manner in which such amendment effects a change in the amount of stated capital (expressed in dollars) as changed by such amendment, are as follows:

                No Change

Dated April 28, 1982

                                              CITIZENS HOLDING COMPANY

                                              By  /s/  STEVE WEBB
                                                ------------------------------
                                                       Steve Webb, President


                                              By  /s/  JEAN S. FULTON
                                                ------------------------------
                                                       Jean S. Fulton, Secretary

STATE OF MISSISSIPPI

COUNTY OF NESHOBA

        I, Lucille M. Myatt, a notary public, do hereby certify that on this 28th day of April, 1982, personally appeared before me Steve Webb and Jean S. Fulton, who, being by me first duly sworn, declared that they are the President and Secretary of Citizens Holding Company, that they executed the foregoing document as President and Secretary of the corporation, and that the statements therein contained are true.


                                                /s/ LUCILLE M. MYATT
                                             -----------------------------------
                                                    Notary Public

[SEAL]


My commission expires 9/13/84
                     ---------
(Notary Seal)


                                           This page conforms with the duplicate
                                        original filed with Secretary of State.

                                        /s/  EDWIN LLOYD PITTMAN

                                                           Secretary of State
                                                           State of Mississippi

THE STATE OF MISSISSIPPI

        NESHOBA COUNTY

        Personally appeared before me, the undersigned authority in and for the above state and county, Stanley Dearman, Publisher of The Neshoba Democrat, a newspaper published in the city of Philadelphia, in aforesaid county and state, and having a general circulation therein, AND HAVING BEEN ESTABLISHED FOR MORE THAN 12 MONTHS NEXT PRIOR TO THE FIRST PUBLICATION OF THE ATTACHED NOTICE AND BEING A LEGAL PUBLICATION AS DEFINED BY SENATE BILL NO. 318 OF THE LAWS OF 1936 OF THE STATE OF MISSISSIPPI, and who, being by me first duly sworn, says on oath that the notice, a copy of which is hereto attached, was published in said newspaper as follows, to-wit:


In Volume 101   Number 20   dated   5-20 1982

In Volume ___   Number __   dated   ____ 19__

In Volume ___   Number __   dated   ____ 19__

In Volume ___   Number __   dated   ____ 19__

In Volume ___   Number __   dated   ____ 19__

In Volume ___   Number __   dated   ____ 19__



       /S/ STANLEY DEARMAN
_____________________________________________ Affiant

        Sworn to and subscribed before me this the 20TH day of May A.D. 1982


                        Notary Public
                _________________________________________ Title

                    /s/ CAROLYN M. DEARMAN
                _________________________________________ Name


My commission expires December 1, 1984                   (Seal)


5-27-82, 9:30 A.M. Bill: Lawyer & Growlary
                         Attorneys
                         P.O. Box 12468
                         Jackson, MS 39211

STATE OF MISSISSIPPI
NESHOBA COUNTY


        I, Bobby G. Posey, Chancery Clerk and Ex-Officio Recorder in and for said State and county, hereby certify that the foregoing instrument was filed for record at 9:30 o'clock A.M. on the 27th day of May 1982, and duly recorded in Book A-130 Page 355-359 of the records of this office.

        Given under my hand and seal of office, this the 27th day of May, 1982.



                                             /s/   BOBBY G. POSEY         Clerk
                                           ------------------------------


                                             /s/   M. CROSWELL            D.C.
                                           ------------------------------

                             STATE OF MISSISSIPPI


                             [SHIELD APPEARS HERE]

                         OFFICE OF SECRETARY OF STATE
                                    JACKSON


                            CERTIFICATE OF AMENDMENT

                                      OF

                           CITIZENS HOLDING COMPANY

        The undersigned, as Secretary of State of the State of Mississippi, hereby certifies that duplicate originals of Articles of Amendment to the Articles of Incorporation of the above corporation duly signed and verified pursuant to the provisions of the Mississippi Business Corporation Act, have been received in this office and are found to conform to law.

        ACCORDINGLY the undersigned, as such Secretary of State, and by virtue of the authority vested in him by law, hereby issues this Certificate of Amendment to the Articles of Incorporation and attaches hereto a duplicate original of the Articles of Amendment.



[SEAL                                   Given under my hand and Seal of Office,
APPEARS                                 this the 26th day of January 1983.
[HERE]


                                            /s/     EDWIN LLOYD PUTTMAN
                                            -----------------------------------
                                                    SECRETARY OF STATE

                         (TO BE EXECUTED IN DUPLICATE)

                             ARTICLES OF AMENDMENT

                                    TO THE

                           ARTICLES OF INCORPORATION

                                      OF

                           CITIZENS HOLDING COMPANY


        Pursuant to the provisions of Section 61 of the Mississippi Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

        FIRST: The name of this corporation is Citizens Holding Company.

        SECOND: The following amendment of the Articles of Incorporation was adopted by the shareholders of the corporation on January 11, 1983, in the manner prescribed by the Mississippi Business Corporation Act:

        The Articles of Incorporation are amended to add the following ARTICLE
TENTH:

        TENTH: Citizens Holding Company shall have the right to purchase its own shares to the extent of its unreserved and unrestricted earned surplus and capital surplus available therefor.

        THIRD: The number of shares of the corporation outstanding at the time of such adoption was 99,825; and the number of shares entitled to vote thereon was 99,825.

        FOURTH: The designation and number of outstanding shares of each class entitled to vote thereon as a class were as follows:

                Class    (If inapplicable insert      Number of Shares "None".)


                Common



        FIFTH: The number of shares voted for such amendment was 74,494; and the number of shares voted against such amendment was -0-.


                                           This page conforms with the duplicate
                                        original filed with Secretary of State.

                                        /s/  EDWIN LLOYD PITTMAN

                                                           Secretary of State
                                                           State of Mississippi

        SIXTH: The number of shares of each class entitled to vote thereon as a class voted for and against such amendment, respectively was:

                                                Number of Shares Voted

                Class  (If inapplicable,        For            Against
                        insert "None".)

                    Common

        SEVENTH: The manner, if not set forth in such amendment, in which any exchange, reclassification, or cancellation of issued shares provided for in the amendment shall be effected, is as follows:

(If inapplicable, insert "No Change".)

        No Change

        EIGHTH: The manner in which such amendment effects a change in the amount of stated capital (expressed in dollars) as changed by such amendment, are as follows: (if inapplicable, insert, "No Change".)

        No Change


Dated: January 11, 1983


                                            CITIZENS HOLDING COMPANY



                                            By  /s/ STEVE WEBB
                                               _______________________________
                                                Steve Webb, President


                                            By  /s/ JEAN S. FULTON
                                               _______________________________
                                                      Secretary


                                           This page conforms with the duplicate
                                        original filed with Secretary of State.

                                        /s/  EDWIN LLOYD PITTMAN

                                                           Secretary of State
                                                           State of Mississippi

STATE OF MISSISSIPPI

COUNTY OF NESHOBA

        I, Lucille M. Myatt, a notary public, do hereby certify that on this 11th day of January, 1983, personally appeared before me Steve Webb and Jean S. Fulton, who, being by me first duly sworn, declared that they are the President and Secretary, respectively, of Citizens Holding Company, that they executed the foregoing document as duly authorized officers of the corporation, and that the statements therein contained are true.


                                                /s/ LUCILLE M. MYATT
                                              _________________________________

                                                     Notary Public

[SEAL]          MY COMMISSION EXPIRES 9/13/84
                (NOTARIAL SEAL)



                                           This page conforms with the duplicate
                                        original filed with Secretary of State.

                                        /s/  EDWIN LLOYD PITTMAN

                                                           Secretary of State
                                                           State of Mississippi

        I, Bobby G. Posey, Chancery Clerk and Ex-Officio Recorder in and for said Sate and county, hereby certify that the foregoing instrument was filed for record at 10:00 o'clock A.M. on the 3rd day of February 1983, and duly recorded in Charter of Inc./Book A-130 Page 671-675 of the records of this office.

        Given under my hand and seal of office, this the 3rd day of February, 1983.


                                                /s/  BOBBY G. POSEY        Clerk
                                               ___________________________


                                                /s/  M. CROSWELL           D.C.
                                               ___________________________

                             ARTICLES OF AMENDMENT
                            (Attach conformed copy)

                         [X] PROFIT     [ ] NONPROFIT
                            (Mark appropriate box)

        The undersigned corporation pursuant to Section 79-4-10 06 (if a profit corporation) or Section 79-11-300 if a nonprofit corporation of the Mississippi Code of 1972 hereby executes the following document and sets forth

1. The name of the corporation is  Citizens Holding Company
                                  ----------------------------------------------
2. Set forth the text of each amendment adopted. (Attach page.)  SEE ATTACHED

3. If a profit amendment provides for an exchange, reclassification, or cancellation of issued shares set forth the provisions for implementing the amendment if they are not contained in the amendment itself (Attach page)

4. The amendment(s) was (were) adopted             September 18, 1991
                                       -----------------------------------------
                                                         DATE(S)

                            FOR PROFIT CORPORATION

   (a) adopted by [ ] the incorporators [X] directors without shareholder action and shareholder action was not required. (Check appropriate box)

                          FOR NONPROFIT CORPORATION

   (b) adopted by [ ] board of directors [ ] incorporators without member action and member action was not required. (Check appropriate box)

                            FOR PROFIT CORPORATIONS

5. If the amendment was approved by shareholders

   (a) The designation, number of outstanding shares, number of votes entitled to be cast by each voting group entitled to vote separately on the amendment, and the number of votes of each voting group indisputably represented at the meeting was N/A

                        No. outstanding         No. of votes            No. of votes
       Designation          shares         entitled to be cast  indisputably represented
       -----------      ---------------    -------------------  ------------------------
       -----------        ------------         -------------          ----------------
       -----------        ------------         -------------          ----------------

   (b) Either the total number of votes cast for and against the amendment by each voting group entitled to vote separately on the amendment was N/A

                                 Total no. of            Total no. of
       Voting group             votes cast FOR        votes cast AGAINST
       ------------             --------------        ------------------

        ---------                 ----------              ----------
        ---------                 ----------              ----------

   or the total number of undisputed votes cast for the amendment by each voting group was

                                       Total no. of undisputed
                 Voting group          votes cast FOR the plan
                 ------------          -----------------------

                   --------                   ------------
                   --------                   ------------

   and the number cast for the amendment by each voting group was sufficient for approval by that voting group.

                          FOR NONPROFIT CORPORATIONS

6. If the amendment was approved by the members:

   (a) The designation, number of memberships outstanding, number of votes entitled to be cast by each class entitled to vote separately on the amendment, and number of votes of each class indisputably represented at
       the meeting   N/A


                        No. memberships        No. of votes           No. of votes
       Designation        outstanding      entitled to be cast  indisputably represented
       -----------      ---------------    -------------------  ------------------------
       -----------        ------------         -------------          ----------------
       -----------        ------------         -------------          ----------------

   (b) Either

       (i) the total number of votes cast for and against the amendment by each class entitled to vote separately on the amendment was


                             Total no. of votes cast    Total no. of votes cast
           Voting class          FOR the amendment       AGAINST the amendment
           ------------      ------------------------   -----------------------

             --------              --------------            --------------
             --------              --------------            --------------

   or
   (ii) the total number of undisputed votes cast for the amendment by each class was:


                                          Total no. of undisputed
                 Voting group          votes cast FOR the amendment
                 ------------          -----------------------------

                   --------                    ------------
                   --------                    ------------


   and the number cast for the amendment by each class was sufficient for approval by that voting group.

BY:      JOE STEVE WEBB, PRESIDENT           /s/ JOE STEVE WEBB, PRESIDENT
   ------------------------------------      ----------------------------------
       Printed Name/Corporate Title              Signature

                           ARTICLES OF AMENDMENT TO
                          ARTICLES OF INCORPORATION
                           CITIZENS HOLDING COMPANY

        The following Amendment to the Articles of Incorporation for the above referenced Corporation were adopted by the Board of Directors on September 18, 1991.

        Article Four of the Articles of Incorporation is amended to read as follows:

        FOURTH: The aggregate number of shares which the corporation shall have the authority to issue is 750,000 of the par value of One Dollars ($1.00) each.

                [LETTERHEAD OF THE CITIZENS BANK APPEARS HERE]

                               October 23, 1991


Mr. Dick Molpus, Secretary of State
Business Services Division
P.O. Box 136
Jackson, MS 39205-0136

Dear Mr. Molpus:

We enclose herewith Articles of Amendment to Articles of Incorporation of Citizens Holding Company, Philadelphia, MS, which we ask that you please record and return one copy for our file.

Thank you,

Sincerely,

/s/ Lucille M. Myatt
-------------------------
(Mrs.) Lucille M. Myatt
Secretary

LMM/s

Enclosure: Cashier's Check No. 227979


     P.O. BOX 209 . PHILADELPHIA, MISSISSIPPI 39350 . PHONE (601) 656-4692

F0012 - PAGE 1 OF 3                 OFFICE OF THE MISSISSIPPI SECRETARY OF STATE
                             P.O. BOX 136, JACKSON, MS 39205-0136  (601)359-1333
                                                ARTICLES OF AMENDMENT

The undersigned persons, pursuant to Section 79-4-10.06 (if a profit corporation) or Section 79-11-305 (if a nonprofit corporation) of the Mississippi Code of 1972, hereby execute the following document and set forth:

1.  TYPE OF CORPORATION

    [X]  Profit           [_]  Nonprofit

2.  NAME OF CORPORATION

    Citizens Holding Company
    ------------------------

3.  THE FUTURE EFFECTIVE DATE IS       January 1, 1999
    (COMPLETE IF APPLICABLE)           ---------------

4.  SET FORTH THE TEXT OF EACH AMENDMENT ADOPTED. (ATTACH PAGE)

5. IF AN AMENDMENT FOR A BUSINESS CORPORATION PROVIDES FOR AN EXCHANGE, RECLASSIFICATION, OR CANCELLATION OF ISSUED SHARES, SET FORTH THE PROVISIONS FOR IMPLEMENTING THE AMENDMENT IF THEY ARE NOT CONTAINED IN THE AMENDMENT ITSELF. (ATTACH PAGE)

6.  THE AMENDMENT(S) WAS (WERE) ADOPTED ON

    October 27, 1998 Date(s)
    ----------------

FOR PROFIT CORPORATION (Check the appropriate box)

Adopted by  [_] the incorporators   [X] directors without shareholder action and
                                        shareholder action was not required.

FOR NONPROFIT CORPORATION (Check the appropriate box)

Adopted by  [_] the incorporators   [_] board of directors without member action
                                        and member action was not required.

FOR PROFIT CORPORATION

7.  IF THE AMENDMENT WAS APPROVED BY SHAREHOLDERS
(a) The designation, number of outstanding shares, number of votes entitled to be cast by each voting group entitled to vote separately on the amendment, and the number of votes of each voting group indisputably represented at the meeting were

 Designation       No. of outstanding       No. of votes entitled       No. of votes
                   shares                   to be cast                  indisputably represented
[___________]     [__________________]     [_____________________]     [_________________________]

F0012 - PAGE 2 OF 3                 OFFICE OF THE MISSISSIPPI SECRETARY OF STATE
                             P.O. BOX 136, JACKSON, MS 39205-0136  (601)359-1333
                                                ARTICLES OF AMENDMENT

[___________]     [__________________]     [_____________________]     [_________________________]

(b) EITHER
    (i) the total number of votes cast for and against the amendment by each voting group entitled to vote separately on the amendment was

 Voting group       Total no. of votes       Total no. of votes cast
                    cast FOR                 AGAINST
[____________]     [__________________]     [_______________________]
[____________]     [__________________]     [_______________________]

OR
    (ii) the total number of undistributed votes cast for the amendment by each voting group was

 Voting group       Total no. of undisputed votes cast FOR the plan
[____________]     [________________________________________________]
[____________]     [________________________________________________]

and the number of votes cast for the amendment by each voting group was sufficient for approval by that voting group.

FOR NONPROFIT CORPORATION

8.  IF THE AMENDMENT WAS APPROVED BY THE MEMBERS
(a) The designation, number of memberships outstanding, number of votes entitled to be cast by each class entitled to vote separately on the amendment, and the number of votes of each class indisputably represented at the meeting were

 Designation       No. of memberships       No. of votes entitled       No. of votes
                   outstanding              to be cast                  indisputably represented
[___________]     [__________________]     [_____________________]     [_________________________]
[___________]     [__________________]     [_____________________]     [_________________________]

F0012 - PAGE 3 OF 3        OFFICE OF THE MISSISSIPPI SECRETARY OF STATE
                            P.O. BOX 136, JACKSON, MS 39205-0136 (610) 359-1333
                                          ARTICLES OF AMENDMENT


(B) EITHER
    (i) the total number of votes cast for and against the amendment by each class entitled to vote separately on the amendment was

Voting class            Total no. of votes          Total no. of votes cast
                           cast FOR                    AGAINST
[           ]           [                 ]         [                      ]
[           ]           [                 ]         [                      ]

OR
   (ii) the total number of undistributed votes cast for the amendment by each class was

Voting class            Total no. of undisputed votes cast FOR the
                        amendment
[           ]           [                                          ]
[           ]           [                                          ]

and the number of votes cast for the amendment by each voting group was sufficient for approval by that voting group.

By:  Signature      [ /s/ Joe Steve Webb   ] (Please keep writing within blocks)

     Printed Name   [  Joe Steve Webb      ] Title [   President   ]

                           ARTICLES OF AMENDMENT TO
                           ARTICLES OF INCORPORATION
                            CITIZEN HOLDING COMPANY


        The above Amendment to the Articles of Incorporation for the above referenced Corporation were adopted by the Board of Directors on October 27, 1998, to be effective January 1, 1999.

        Article Four of the Articles of Incorporation is amended to read as follows:

                FOURTH: The aggregate number of shares which the corporation shall have the authority to issue is 3,750,000 of the par value of Twenty Cents ($.20) per share.




                                            CITIZENS HOLDING COMPANY


                                            By: /s/ Joe Steve Webb
                                               ---------------------------
                                               Joe Steve Webb, President